Derivative Instruments and Hedging Activities - Commitment of Foreign Currency Forward Contracts (Detail) In Thousands, unless otherwise specified	Jun. 30, 2014 USD ($)	Jun. 30, 2014 Norwegian Kroner [Member] USD ($)	Jun. 30, 2014 Norwegian Kroner [Member] Foreign currency forward contracts [Member] NOK	Jun. 30, 2014 Singapore Dollar [Member] USD ($)	Jun. 30, 2014 Singapore Dollar [Member] Foreign currency forward contracts [Member] SGD
Derivative [Line Items]
Contract Amount in Foreign Currency			667,700		6,000
Average Forward Rate		6.15		1.26
Fair Value / Carrying Amount of Asset (Liability)	(354)	(400)		46
Expected Maturity Amount of Foreign Currency Derivatives in Current Year	59,697	54,930		4,767
Expected Maturity Amount of Foreign Currency Derivatives in Next Fiscal Year	$ 53,599	$ 53,599